                                                                    EXHIBIT 10.1
                        INCENTIVE STOCK OPTION AGREEMENT
                              ("OPTION AGREEMENT")

                     Made as of the ______ day of ______1999

                                 By and between

                         XACCT TECHNOLOGIES (1997) LTD.
                                 ("THE COMPANY")

                          an Israeli Company located at
                                 31 Lechi Street
                                 Bnei-Brak 51200
                                     Israel

                                OF THE FIRST PART

                                       AND

                                ("THE OPTIONEE")
                               OF THE SECOND PART

                                    PREAMBLE

WHEREAS In July, 1998, the Company has adopted it's Option Plan, a copy of which is attached hereto as EXHIBIT A, forming an integral part hereof and -

WHEREAS The Company has determined that the Optionee be granted an Options under the Option Plan to buy Shares of the Company, and the Optionee has agreed to such grant, all on the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, it is agreed as follows:

1.     PREAMBLE AND DEFINITIONS

       1.1 The Preamble to this Option Agreement constitutes an integral part hereof.

       1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Option Plan.

2.     GRANT OF OPTION

       2.1 The Company hereby grants the Optionee ISOs in a number set forth in Section 2 of EXHIBIT B hereto (for purposes of this Option Agreement - THE OPTION(S) subject in each case to the vesting schedule thereof. Each Option is exercisable for One Ordinary Share of a nominal value of NIS 0.01 (THE SHARE), at a price per Ordinary Share as set forth in Section 3 of EXHIBIT B (THE OPTION PRICE), in each case upon the terms and subject to the conditions set forth herein. Each Share shall be allocated from the total number of shares reserved from of the Company's authorized share capital for the Option Plan

              The Option Price will be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar, published by the Bank of Israel and known on the date of giving the notice of exercise (as set forth in Section 5.1 hereinafter).

       2.2 The Optionee is aware that the Company intends to issue additional shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

3.     PERIOD OF OPTION AND CONDITIONS OF EXERCISE

       3.1 The terms of this Option Agreement shall commence on the date hereof (THE DATE OF GRANT) and terminate at the Expiration Date (as defined in Section 6 below), or at the time at which the Option is completely terminated pursuant to the terms of the Option Plan or pursuant to this Option Agreement.

       3.2 The Options may be exercised by the Optionee in whole at any time or in part from time to time, as determined by the Board, and to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 3.4 below, the Optionee is an employee of the Company or any of its subsidiaries, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

       3.3 Subject to the provisions of Section 3.4 below, in the event of termination of the Optionees employment with the Company or any of its subsidiaries, all Options granted to him or her will immediately be expired. A notice of termination of employment by either the Company or the Optionee shall be deemed to constitute termination of employment.

       3.4 Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment with the Company or any subsidiary of the Company during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options, set forth in Section 4 below, if:
              (I) prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable, (ii) termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of 90 (ninety) days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, according to the vesting periods of the Options, (iii) termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 3 (three) months from the date of termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options. The term CAUSE shall mean any action, omission or state of affairs related to the Optionee which the Committee or the Board decides, in its sole discretion, is against the best interests of the Company.

       3.5 The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Shares would be deliverable upon exercise, such fraction shall be rounded up one-half or more, or otherwise rounded down, to the nearest whole number.

4.     VESTING

       Subject to the requirements as to the number of Shares for which an Option is exercisable, as set forth in Section 2.1 above, Options shall vest (i.e., Options shall become exercisable) at the dates set forth in
       Section 6 of Exhibit B hereto.

5.     METHOD OF EXERCISE

       Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company (THE EXERCISE NOTICE), which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

 6.     TERMINATION OF OPTION

       6.1 Except as otherwise stated in this Option Agreement, the Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (I) the date set forth in Section 4 of Exhibit B hereto; and - (ii) the expiration of any extended period in any of the events set forth in Section 3.4 above (and such earlier date shall be hereinafter referred to as THE EXPIRATION
              DATE).

       6.2 Without derogating from the above, the Committee may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by (I) payment to the Optionee of an amount in cash equal to the excess, if any, of the fair market value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate purchase price of such Shares;
              (ii) the issuance or transfer to the Optionee of Shares of the Company with a fair market value at the date of such transfer equal to any such excess; or (iii) a combination of cash and Shares with a combined value equal to any such excess, all determined by the Committee in its sole discretion.

7.     ADJUSTMENTS

       7.1 If the Company is separated, reorganized, merged, consolidated or amalgamated with or into another corporation while unexercised Options remain outstanding under the Option Plan, there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the separated, reorganized, merged, consolidated or amalgamated corporation which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action. However, subject to any applicable law, in the event the successor corporation does not agree to assume the award as aforesaid, the Vesting Period a set forth in section 4 above shall be accelerated so that any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten
              (10) days prior to the date of the change in control.

       7.2 If the Company is liquidated or dissolved while unexercised Options remain outstanding, then all such outstanding Options may be exercised in by the Optionee as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions hereof, by the Optionee giving notice in writing to the Company of his or her intention to so exercise.

       7.3 If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, re-capitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to the Option therefore granted, and the Option Price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares, all as will be determined by the Board whose determination shall be final.

       7.4 Anything herein to the contrary notwithstanding, if prior to the completion of the IPO, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, the Optionee shall be obliged to sell or exchange (in accordance with the value of his or her Shares in accordance to the transaction) as the case may be, the Shares such Optionee purchased hereunder, in accordance with the instructions then issued by the Board, which will be given according to the decided upon policy concerning Optionees under the Option Plan.

8.     RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF SHARES

       8.1 Subject to the provisions of Section 8.2 below, the Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise, registration of the Optionee as holder of such Shares in the Companies register of members.

       8.2 With respect to all Shares (in contrary to unexercised Options) issued upon the exercise of Options and purchased by the Optionee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends.

       8.3 No Option purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

              Any action or dealing in contravention of the prohibitions set forth in this Section 8.3 whether present or future, direct or indirect, shall be null and void.

       8.4 The Optionee may be required by the Company, at the Company's discretion, to give a representation in writing upon exercising the Option, that he or she is acquiring the Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

       8.5 The Optionee shall not dispose of any Option Shares in transactions which, in the opinion of counsel to the Company, violate the U.S. Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws, including the securities laws of the State of Israel.

       8.6 If any Option Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Option Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) many be deemed an underwriter, as defined in the 1933 Act.

       8.7 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Option Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it many deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

9.     SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

       9.1 Notwithstanding anything to the contrary in the Articles of Association of the Company, the Optionee shall not have a right of first refusal in relation with any sale, transfer or allotment of shares in the Company.

       9.2 Until such time as the Company shall effectuate an IPO, the sale of Shares issuable upon exercise of an Option, by the Optionee, shall be subject to a right of first refusal on the part of the Company's Founders, as defined in the Articles of Association of the Company in effect in July 1998 (save, for the avoidance of doubt, for other Optionees who already exercised their Options), PRO RATA in accordance with their shareholding, by the Optionee giving a notice of sale (THE NOTICE) to the Company who will forward the Notice to the Founders.

              The notice shall specify the Number of Shares offered for sale, the price per Share and the payment terms. The Founders will be entitled for 30 days from the day of receipt of the Notice ("THE 30 DAYS PERIOD"), to purchase all or part of the offered Shares, PRO RATA in accordance with their shareholding. If by the end of the 30 Days Period not all of the offered Shares have been purchased by the Founders, the Optionee will be entitled to sell such Shares at any time during the 90 days following the end of the 30 Days Period on terms not more favorable than those set out in the Notice.

10.    GOVERNMENT REGULATIONS

       The Option Plan, and the granting and exercise of the Option thereunder, and the Company's obligation to sell and deliver Shares or cash under the Option, are subject to all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the 1933 Act, and to such approvals by any governmental agencies or national securities exchanges as may required.

11.    CONTINUANCE OF EMPLOYMENT

       Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a subsidiary thereof to continue the Optionee's employment with it, to confer upon the Optionee any right to continue in the employ of the Company or a subsidiary thereof, or to restrict the right of the Company or a subsidiary thereof to terminate such employment at any time.

12.    GOVERNING LAW & JURISDICTION

       This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole and exclusive jurisdiction in any matters pertaining to this Option Agreement.

13.    TAX CONSEQUENCES

       Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company or the Optionee), hereunder, shall be borne solely by the Optionee. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

14.    FAILURE TO ENFORCE NOT A WAIVER

       The failure of the any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15.    PROVISIONS OF THE OPTION PLAN

       The Options provided for herein are granted pursuant to the Option Plan, and said Options and this Option are in all respects governed by the Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein.

       Any interpretation of this Option Agreement will be made in accordance with the Option Plan and in the event there is any contradiction between the provisions of this Option Agreement and the Option Plan, the provisions of the Plan will prevail.

16.    BINDING EFFECT

       This Option Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.

17.    NOTICES

       Any notice required or permitted under this Option Agreement shall be deemed to have been duly given if delivered, faxed or mailed, if delivered by certified or registered mail or return receipt requested, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Company at the address set forth above or such other address as the Company may designate in writing to the Optionee, within one from time to time.

18.    ENTIRE AGREEMENT

       This Option Agreement exclusively concludes all the terms of the Optionee's Option Plan, and, subject to the provisions of Section 20 of the Option Plan, annuls and supersedes any other agreement, arrangement or understanding, whether oral or in writing, relating to the grant of options to the Optionee. Any change of any kind to this Option Agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized member and has received the approval of the Board.

IN WITNESS WHEREOF, the Company executed this Option Agreement in duplicate on the day and year first above written.

XACCT Technologies (1997) Ltd.



By: Eric Gries, President and CEO
                                   -------------------------------


The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.



-------------------------------
The Optionee

                                    EXHIBIT A

                            XACCT TECHNOLOGIES (1997)
                                      LTD.

                                    THE 1998
                                STOCK OPTION PLAN

                         XACCT TECHNOLOGIES (1997) LTD.

                                    THE 1998
                                STOCK OPTION PLAN

1.     NAME

       This 1998 Stock Option Plan, as amended from time to time, shall be known as the XaCCT Technologies (1997) Ltd. 1998 Stock Option Plan (the "OPTION PLAN"). For the purposes of this Option Plan the reference to or the use of the term "Stock" or "stock" shall mean and refer to a "share" as defined in Section 1 of the Israeli Companies Ordinance New Version (5743-1983) (the "Ordinance") and not "stock" within the meaning Section 146 of the Ordinance.

2.     PURPOSE OF THE OPTION PLAN

       The Option Plan is intended as an incentive to retain, in the employ of XaCCT Technologies (1997) Ltd.("THE COMPANY") and its subsidiaries, persons of training, experience, and ability, to attract new employees, directors and consultants whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company, pursuant to the Option Plan approved by the board of directors of the company ("THE BOARD"). Options granted under the 1998 Plan may or may not contain such terms as will qualify the Options as Incentive Stock Options ("ISOS") within the meaning of Section 422(b) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). Options which shall not contain terms as will qualify them as ISOs shall be referred to herein as Non - Qualified Stock Options ("NQSOS"). (All options granted hereunder shall be referred to herein together as the "OPTIONS").

3.     ADMINISTRATION OF THE OPTION PLAN

       The Board or a share option committee appointed and maintained by the Board for such purpose ("THE COMMITTEE") shall have the power to administer the Option Plan. Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever.

       The Committee shall consist of such number of members (not less than two
       (2) in number) as may be fixed by the Board. The Committee shall select one of its members as its chairman ("THE CHAIRMAN") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

       Any member of such Committee shall be eligible to receive Options under the Option Plan while serving on the Committee, unless otherwise specified herein.

       The Committee shall have full power and authority (i) to designate participants (ii) to determine the terms and provisions of respective Option agreements (which need not be identical) including, but not limited to, the number of shares in the Company to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option;
       (iv) to designate Options as Incentive Stock Options or as Non - Qualified Stock Options, (v) to interpret the provisions and supervise the administration of the Option Plan; and - (vi) to determine any other matter which is necessary or desirable for, or incidental to administration of the Option Plan.

       The Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the purchase price provided in the Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Option Plan.

       All decisions and selections made by the Board or the Committee pursuant to the provisions of the Option Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

       The interpretation and construction by the Committee of any provision of the Option Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

       Subject to the Company decision, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Option Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.     DESIGNATION OF PARTICIPANTS

       The persons eligible for participation in the Option Plan as recipients of Options shall include any employees, directors and consultants of the Company or of any subsidiary of the Company. The grant of an Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him or her from participating in, any other grant of Options pursuant to this Option Plan or any other option or share option plan of the Company or any of its affiliates.

5.     SHARES RESERVED FOR THE OPTION PLAN; RESTRICTION THEREON

       5.1 Subject to adjustments as set forth in Section 8 below, a total of ______Ordinary Shares, of NIS 0.01n.v. each ("THE SHARES") shall be subject to the Option Plan. The foregoing number of shares may be increased or decreased by the events set forth in Section 8 ("ADJUSTMENT") hereof. The Shares subject to the Option Plan are hereby reserved for such purpose in the authorized share capital of the Company and may only be issued in terms hereof. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of the Option Plan shall cease to be reserved for the purpose of the Option Plan, but until termination of the Option Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of the Option Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares therefore subject to such Option may again be subjected to an Option under the Option Plan.

       5.2 Each Option granted pursuant to the Plan, shall be evidenced by a written agreement between the Company and the Optionee (the "OPTION AGREEMENT"), in such form as the Board or the Committee shall from time to time approve. Each Option Agreement shall state the number of ordinary shares to which the Option relates and the type of option granted thereunder (whether an ISO or an NQSO).

6.     OPTION PRICE

       6.1 The purchase price of each Share subject to an Option or any portion thereof shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. In the case of an ISO, the exercise price shall not be less than 100% of the fair market value thereof, as determined by the Board or the Committee in its sole discretion.

       6.2 The Option price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash or check. The Committee shall have the authority to postpone the date of payment on such terms as it may determine.

7.     ADJUSTMENTS

       Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Option Plan shall be adjusted as hereafter provided:

       7.1 If the Company is separated, reorganized, merged, consolidated or amalgamated with or into another corporation while unexercised Options remain outstanding under the Option Plan, there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the separated, reorganized, merged, consolidated or amalgamated corporation which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action. However, subject to any applicable law, in the event the successor corporation does not agree to assume the award as aforesaid, the Vesting Period a set forth in section 4 above shall be accelerated so that any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten
              (10) days prior to the date of the change in control.

       7.2 If the Company is liquidated or dissolved while unexercised Options remain outstanding under the Option Plan, then all such outstanding Options may be exercised in full by the Optionees as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions of Section 8(2), by the Optionees giving notice in writing to the Company of their intention to so exercise.

       7.3 If the outstanding shares of the Company shall at anytime be changed or exchanged by declaration of a share dividend, share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to this Option Plan or subject to any Options therefore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Option Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted, all as will be determined by the Board whose determination shall be final.

       7.4 Anything herein to the contrary notwithstanding, if prior to the completion of an initial public offering of the Company's securities (IPO), all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange, as the case may be, the shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Board whose determination shall be final.

8.     TERM AND EXERCISE OF OPTIONS

       8.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

       8.2 Each Option granted under this Option Plan shall be exercisable following the exercise dates and for the number of Shares as shall be provided in Exhibit B to the Option Agreement. However, (i) subject to the provisions of section 8.6 below, no option shall be exercisable after the expiration of ten (10) years from the Date of Grant as defined for each Optionee in his or her Option Agreement and (ii) no ISO may be granted to a person who at the time of the grant owns more than 10% of the voting power or value of all classes of shares of the Company or its subsidiary. However no Option shall be exercisable after the Expiration Date.

       8.3 Options granted under the Option Plan shall not be transferable by Optionees other than by will or laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by that Optionee.

       8.4 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.6 below (i) the Optionee is an employee of the Company or any of its subsidiaries, at all times during the period beginning with the granting of the Option and ending upon the date of exercise (ii) the director or the consultant is serving the Company or any of its subsidiaries, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

       8.5 Subject to the provisions of Section 8.6 below, in the event of termination of employees employment with the Company or any of its subsidiaries, or the termination of services given by directors or consultants to the Company or any of its subsidiaries, all Options granted to them will immediately be expired. A notice of termination of employment or services shall be deemed to constitute termination of employment or services.

       8.6 Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's service or employment with the Company or any subsidiary of the Company during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options set forth in Section 4 of such Optionee's Option Agreement, if: (i) prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable, (ii) termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of ninety (90) days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, according to the vesting periods of the Options, (iii) termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of twelve (12) months from the date of termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options. The term "CAUSE" shall mean any action, omission or state of affairs related to the Optionee which the Committee or the Board decides, in its sole discretion, is against the best interests of the Company.

       8.7 Subject to the provisions of Section 12 below, the holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise, registration of the Optionee as holder of such Shares in the Companies register of members.

       8.8 Any form of Option agreement authorized by the Option Plan may contain such other provisions as the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Committee may, with the consent of the Optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate purchase price of such Shares, (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

9.     INCENTIVE STOCK OPTIONS

       Options intended to constitute ISOs, shall be subject to the following special terms and conditions in addition to the general terms and conditions of the Plan:

       9.1 With respect to ISO granted to employees, the aggregate fair market value of the shares (determined as of the grant of the ISO) with respect to which ISO are exercisable, for the first time by any grantee during any calendar year shall not exceed the limitation provided under Section 422(d) of the Internal Revenue Code.

       9.2 The Options issued as ISOs must be granted within 10 years of the date that the Plan was adopted or the date that the plan is approved by the shareholders, whichever is earlier.

       9.3 Any Options issued as ISOs, must by its terms be exercisable only within 10 years from the date it is granted.

       9.4 The exercise price of any ISO must not be less than the fair market value of the shares at the time the ISO is granted. This requirement shall be deemed satisfied if there has been a good faith attempt to value the shares accurately for thus purpose.

       9.5 The ISO by its terms must be non-transferable other than at death and must be exercisable during the Optionee's lifetime only by the Optionee.

10.    PURCHASE OF INVESTMENT

       Unless Shares covered by the Plan have been listed for trade on any stock exchange (of any jurisdiction), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.    SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

       11.1 Notwithstanding anything to the contrary in the Articles of Association of the Company, none of the Optionees shall have a right of first refusal in relation with any sale, transfer or allotment of shares in the Company.

       11.2 Until such time as the Company shall effectuate an IPO, the sale of Shares issuable upon exercise of an Option, by the Optionee, shall be subject to a right of first refusal on the part of the Company's Founders, as defined in the Articles of Association of the Company in effect in July 1998 (save, for the avoidance of doubt, for other Optionees who already exercised their Options), PRO RATA in accordance with their shareholding, by the Optionee giving a notice of sale (THE NOTICE) to the Company who will forward the Notice to the Founders.

              The notice shall specify the number of Shares offered for sale, the price per Share and the payment terms. The Founders will be entitled for 30 days from the day of receipt of the Notice ("THE 30 DAYS PERIOD"), to purchase all or part of the offered Shares, PRO RATA in accordance with their shareholding. If by the end of the 30 Days Period not all of the offered Shares have been purchased by the Founders, the Optionee will be entitled to sell such Shares at any time during the 90 days following the end of the 30 Days Period on terms not more favorable than those set out in the Notice.

12.    DIVIDENDS

       With respect to all Shares (in contrary to unexercised Options) issued upon the exercise of Options and purchased by the Optionee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends.

13.    ASSIGNABILITY AND SALE OF OPTIONS

       No Option, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

14.    TERM OF THE OPTION PLAN

       The Option Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of 60 months from such day of adoption.

15.    AMENDMENTS OR TERMINATION

       The Board may, at any time and from time to time, amend, alter or discontinue the Option Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option therefore granted, without his or her consent.

16.    GOVERNMENT REGULATIONS

       The Option Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.    CONTINUANCE OF EMPLOYMENT OR OTHER ENGAGEMENT

       Neither the Option Plan nor the Option Agreement with the Optionee shall impose any obligation on the Company or a subsidiary thereof, to continue any Optionee in its employ or engagement, and nothing in the Option Plan or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employ or engagement of the Company or a subsidiary thereof or restrict the right of the Company or a subsidiary thereof to terminate such employment or such engagement at any time.

18.    GOVERNING LAW & JURISDICTION

       This Option Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole and exclusive jurisdiction in any matters pertaining to this Plan.

19.    TAX CONSEQUENCES

       Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company or the Optionee), hereunder, shall be borne solely by the Optionee. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

20.    NON-EXCLUSIVITY OF THE OPTION PLAN

       The adoption of the Option Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of share Options otherwise then under the Option Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to employees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

21.    MULTIPLE AGREEMENTS

       The terms of each Option may differ from other Options granted under the Option Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Optionee during the term of the Option Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

                                    EXHIBIT B

                      TERMS OF THE INCENTIVE STOCK OPTIONS

------------------------------------------------------------------------------
1. Name of the Optionee:
------------------------------------------------------------------------------
2. Number of ISOs granted:
------------------------------------------------------------------------------
3. Price per Share:
------------------------------------------------------------------------------
4. Expiration Date:                8 years from the Date of Grant
------------------------------------------------------------------------------
5. Date of Grant:
------------------------------------------------------------------------------
6. Vesting schedule                4 years
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    % OF THE OPTIONS                                VESTING DATE
------------------------------------------------------------------------------
         6.25 Every 3 months, starting from the 3rd month from the Date of Grant (unless stated differently in employee's contract
------------------------------------------------------------------------------




Optionee Signature
                   ------------------------

                        AMENDED AND RESTATED SHARE OPTION
                                    AGREEMENT
                              ("OPTION AGREEMENT")

                   Made as of the _____ day of _______, ______



                                 by and between

                             XACCT TECHNOLOGIES LTD.
                                 (the "COMPANY")

                      an Israeli private company located at
                                12 Hachilazon St.
                                 Ramat Gan 52522
                                     Israel
                                       and
                                       c/o
                            XACCT Technologies, Inc.
                                       at
                               2300 Lakeside Drive
                            Santa Clara, CA 95054 USA

                                OF THE FIRST PART

                                       AND
                      ------------------------------------
                                     (name)
                      ------------------------------------
                      ------------------------------------
                      ------------------------------------
                                    (address)
                      ------------------------------------
                                  (fax number)
                      ------------------------------------
                                 (email address)
                      ------------------------------------
                                    (tax ID)

                                (the "OPTIONEE")
                               OF THE SECOND PART

                                    PREAMBLE



WHEREAS In July 1998, the Company adopted its Option Plan, a copy of which is attached hereto as EXHIBIT E, and constitutes an integral part hereof;

WHEREAS The Company granted Optionee an Option under the Option Plan to buy Shares of the Company; and

WHEREAS The Company and the Optionee desire to amend the option to permit the Optionee to exercise the Option prior to vesting, all on the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, it is agreed as follows:

     1.   PREAMBLE AND DEFINITIONS

          1.1 The preamble to this Option Agreement constitutes an integral part hereof.

          1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Option Plan.

     2.   GRANT OF OPTION

          2.1 The Company hereby grants the Optionee incentive share options within the meaning of Section 422 of the Code in a number set forth in
     Section 2 of EXHIBIT B hereto (for purposes of this Option Agreement the "OPTION(S)) subject in each case to the vesting schedule thereof. Each Option is exercisable for one Voting Ordinary Share of a nominal value of NIS 0.04 (each a "SHARE"), at a price per Ordinary Share as set forth in
     Section 3 of EXHIBIT B (the "OPTION PRICE"), in each case upon the terms and subject to the conditions set forth herein. Each Share shall be allocated from the total number of shares reserved from of the Company's authorized share capital for the Option Plan.

               The Option Price will be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar, published by the Bank of Israel and known on the date of giving the notice of exercise (as set forth in Section 5.1 hereinafter).

          2.2 The Optionee is aware that the Company intends to issue additional shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

     3.   PERIOD OF OPTION AND CONDITIONS OF EXERCISE

          3.1 The terms of this Option Agreement shall commence on the date hereof (the "DATE OF GRANT") and terminate on the Expiration Date (as defined in Section 6 below), or at the time at which the Option is completely terminated pursuant to the terms of the Option Plan or pursuant to this Option Agreement.

          3.2 To the extent that the Options have vested prior to the Expiration Date, they may be exercised by the Optionee in whole at any time or in part from time to time, as determined by the Board. Alternatively, at the election of the Optionee, and subject to the prior approval by the Board, this option may be exercised in whole or in part at any time prior to the Expiration Date as to Shares that have not yet vested, conditioned upon Optionee's execution of the Restricted Share Purchase Agreement attached hereto as EXHIBIT D-1. For purposes of this Option Agreement, Shares subject to the Option shall vest based on continued employment of Optionee with the Company. Vested and fully paid for Shares shall not be subject to the escrow arrangement and/or the Company's forfeiture right as set forth in the Restricted Share Purchase Agreement.

          3.3 Subject to the provisions of Section 3.4 below, in the event of termination of the Optionee's employment with the Company or any of its subsidiaries, all Options granted to him or her will immediately expire.

              Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Optionee's employment with the Company or any subsidiary of the Company during an additional period of time beyond the date of such termination, but (not withstanding the provisions of Section 3.2 above) only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options set forth in Section 6 of EXHIBIT B hereto, if: (i) termination is without Cause (as defined below), in which event any Options still in force and unexpired may be exercised within a period of 3 (three) months from the date of such termination, but only with respect to the number of shares vested at the time of such termination, according to the vesting periods of the Options, or (ii) termination is the result of death or disability of the Optionee, in which event any Options still in force and unexpired may be exercised within a period of 3 (three) months from the date of termination, but only with respect to the number of Options already vested at the time of such termination according to the vesting periods of the Options. The term "Cause" shall mean (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the CEO which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates;
     (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company; including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company.

          3.4 The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased.

     4.   METHOD OF EXERCISE; METHOD OF PAYMENT

          4.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form attached hereto as EXHIBIT C (the "EXERCISE NOTICE"), which exercise shall be effective upon receipt of such notice and receipt of the payment of the exercise price specified in section 4.2 below by the Company at its Israel or Northern California headquarters. The notice shall specify the number of Shares with respect to which the Option is being exercised.

          4.2 Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (a) cash or check;

               (b) a form of installment obligation approved by the Company (this form of payment is mandatory with respect to any Options exercised prior to vesting).

          5.   TERMINATION OF OPTION

               5.1 Except as otherwise stated in this Option Agreement, the Options, to the extent not previously exercised, shall terminate forthwith upon the earlier of: (i) the date set forth in Section 4 of EXHIBIT B hereto; and (ii) the time set forth in Sections 3.3 and 3.4 above (and such earlier date shall be hereinafter referred to as the "EXPIRATION DATE").

               5.2 Without derogating from the above, the Board may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the fair market value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate purchase price of such Shares; (ii) the issuance or transfer to the Optionee of Shares of the Company with a fair market value at the date of such transfer equal to any such excess; or (iii) a combination of cash and Shares with a combined value equal to any such excess, all determined by the Board in its sole discretion.

          6.   ADJUSTMENTS

               6.1 If the Company is separated, reorganized, merged, consolidated or amalgamated with or into another corporation while unexercised Options remain outstanding under the Option Plan, there shall be substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the separated, reorganized, merged, consolidated or amalgamated corporation which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action. However, subject to any applicable law, in the event the successor corporation does not agree to assume such unexercised Options, the Vesting Period as set forth in
          Section 6 of EXHIBIT B hereto shall be accelerated so that any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the change in control.

               6.2 If the Company is liquidated or dissolved while unexercised Options remain outstanding, then all such outstanding Options may be exercised by the Optionee as of the effective date of any such liquidation or dissolution of the Company without regard to the vesting provisions of Section 6 of EXHIBIT B hereto, by the Optionee giving notice in writing to the Company of his or her intention to so exercise.

               6.3 Notwithstanding anything contrary in the Plan, in the event the Shares shall be subdivided or combined into a greater or smaller number of Shares or if, upon a reorganization, recapitalization or the like, the Shares shall be exchanged for other securities of the Company, the Optionee shall be entitled to purchase such number of Shares or amount of other securities of the Company as were exchangeable for the number of Shares of the Company which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination or exchange.

                   In the event that the Company shall issue any of its Shares or other securities as bonus shares or a share dividend upon or with respect to any Shares which shall at the time be subject to an Option hereunder, the Optionee, upon exercising this Option, shall be entitled to receive (for the purchase price payable upon such exercise), the Shares as to which the Optionee is exercising this Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such bonus shares or share dividend were declared, and such amount of Shares (and the amount in lieu of fractional Shares) as is equal to the Shares which the Optionee would have received had the Optionee been the holder of the Shares as to which the Optionee is exercising this Option at all times between the date of the granting of this Option and the date of its exercise.

               6.4 Anything herein to the contrary notwithstanding, if prior to the completion of the IPO, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, the Optionee shall be obliged to sell or exchange (in accordance with the value of his or her Shares in accordance to the transaction) as the case may be, the Shares such Optionee purchased hereunder, in accordance with the instructions then issued by the Board, which will be given according to the decided upon policy concerning Optionees under the Option Plan.

          7. RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF SHARES

               7.1 Subject to the provisions of Section 7.2 below, the Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise, registration of the Optionee as holder of such Shares in the Company's register of members.

               7.2 With respect to all Shares, (in contrast to unexercised Options) the payment of which is not subject to an Installment Obligation, issued upon the exercise of Options and purchased by the Optionee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends, the applicable provisions of the Company's Articles of Association and any other agreement between the Optionee and the Company.

               7.3 No Option purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

                   Any action or dealing in contravention of the prohibitions set forth in this Section 7.3 whether present or future, direct or indirect, shall be null and void.

               7.4 The Optionee may be required by the Company, at the Company's discretion, to give a representation in writing upon exercising the Option, that he or she is acquiring the Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

               7.5 The Optionee shall not dispose of any Option Shares in transactions which, in the opinion of counsel to the Company, violate the U.S. Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws, including the securities laws of the State of Israel.

               7.6 If any Option Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Option Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) many be deemed an underwriter, as defined in the 1933 Act.

               7.7 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Option Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it many deem appropriate (which do not violate the Optionee's rights according to this Option Agreement).

          8.   SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

               8.1 Notwithstanding anything to the contrary in the Articles of Association of the Company, the Optionee shall not have a right of first refusal, co-sale right or pre-emptive right in relation with any sale, transfer or allotment of shares in the Company.

               8.2 Until such time as the Company shall effectuate an IPO, the sale of Shares issuable upon exercise of an Option, by the Optionee, shall be subject to a right of first refusal as defined and provided for in the Articles of Association of the Company. The exercise of such right of first refusal shall be made in accordance with the provisions of Article 28 of the Company's Articles of Association.

          9    GOVERNMENT REGULATIONS

                   The Option Plan, and the granting and exercise of the Option thereunder, and the Company's obligation to sell and deliver Shares or cash under the Option, are subject to all applicable laws, rules and regulations, whether of the State of Israel or of the United States or any other state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the 1933 Act, and to such approvals by any governmental agencies or national securities exchanges as may required.

          10   CONTINUANCE OF EMPLOYMENT

                   Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a subsidiary thereof to continue the Optionee's employment with it, to confer upon the Optionee any right to continue in the employ of the Company or a subsidiary thereof, or to restrict the right of the Company or a subsidiary thereof to terminate such employment at any time

          11   GOVERNING LAW & JURISDICTION

                   This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole and exclusive jurisdiction in any matters pertaining to this Option Agreement.

          12   TAX CONSEQUENCES

                   Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company or the Optionee), hereunder, shall be borne solely by the Optionee, to the extent permitted by applicable law. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

          13   FAILURE TO ENFORCE NOT A WAIVER

                   The failure of the any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          14   PROVISIONS OF THE OPTION PLAN

                   The Options provided for herein are granted pursuant to the Option Plan, and said Options and this Option are in all respects governed by the Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein.

                   Any interpretation of this Option Agreement will be made in accordance with the Option Plan and in the event there is any contradiction between the provisions of this Option Agreement and the Option Plan, the provisions of the Plan will prevail.

          15   BINDING EFFECT

                   This Option Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.

          16   NOTICES

                   Any notice required or permitted under this Option Agreement shall be deemed to have been duly given if delivered, faxed or mailed, if delivered by certified or registered mail or return receipt requested or by electronic mail, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Company at one of the addresses set forth above or such other address as the Company may designate in writing to the Optionee, within one from time to time.

          17   LOCK-UP PERIOD

                   Optionee acknowledges that once the Company's shares will be traded in any public market, the Optionee's right to sell his or her Shares may be subject to some limitations, as set forth by the Company or its underwriters. In such event, the Optionee will unconditionally agree to any such limitations, and shall sign or exercise any documentation as may be deemed reasonably necessary by the Company to implement such limitation, immediately upon the Company's request.

          18   ENTIRE AGREEMENT

                   The Option Plan, this Option Agreement, and any exhibits hereto constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and, subject to the provisions of Section 20 of the Option Plan, annul and supersede any other prior agreement, arrangement or understanding, whether oral or in writing, relating to the grant of options to the Optionee. Any change of any kind to this Option Agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized member and has received the approval of the Board.

IN WITNESS WHEREOF, the Company executed this Option Agreement in duplicate on the day and year first above written.



XACCT TECHNOLOGIES LTD.



By:
   --------------------------





The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.



-----------------------------
The Optionee

-----------------------------
(type or print name)

                                    EXHIBIT B

                             TERMS OF SHARE OPTIONS



1.  Name of the Optionee:
                               ----------------------------------------------

2.  Number of Options granted:
                               ----------------------------------------------

3.  Price per Share:
                               ----------------------------------------------

4.  Expiration Date:            8 years from the Date of Grant
                               ----------------------------------------------
5.  Date of Grant:
                               ----------------------------------------------
6.  Exercisability:             Immediately
                               ----------------------------------------------
7.  Vesting schedule:
                               ----------------------------------------------


     --------------------------------- --------------------------------------
       NUMBER OF SHARES SUBJECT TO                VESTING SCHEDULE
               THE OPTIONS
     --------------------------------- --------------------------------------


     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------



OPTIONEE                                     XACCT TECHNOLOGIES  LTD


------------------------------               ---------------------------------
Signature                                    By


------------------------------               ---------------------------------
Print Name                                   Its

                                    EXHIBIT C

                             1998 STOCK OPTION PLAN

                                 EXERCISE NOTICE

XACCT Technologies  Ltd.
12 Hachilazon Street
Ramat gan 52522, Israel

Attention: ________________________________________

     1. EXERCISE OF OPTION. Effective as of today, ________________, ____, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option (the "OPTION") to purchase ________________ Voting Ordinary Shares (the "SHARES") of XACCT Technologies Ltd. (the "COMPANY") under and pursuant to the 1998 Share Option Plan (the "PLAN") and the Amended and Restated Share Option Agreement dated ______________, _____ (the "OPTION AGREEMENT").

     2. DELIVERY OF PAYMENT OR DOCUMENTS. Purchaser herewith delivers to the Company (i) in the event that the options are fully Vested - the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option; or, in the event of an early exercise of options- a duly signed Installment Obligation

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

     5. TAX CONSULTATION. Optionee has reviewed with Optionee's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Option. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee's own tax liability that may arise as a result of this investment or the transactions contemplated by the Option.

     6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable laws:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE ISSUER'S ARTICLES OF ASSOCIATION, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

            (b) STOP-TRANSFER NOTICES. Optionee agrees that the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Board of Directors of the Company which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors of the Company shall be final and binding on all parties.

     9. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the laws of the State of Israel. The competent courts of Tel-Aviv, Israel shall have sole exclusive jurisdiction in any matters pertaining to the Option.

     10. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Restricted Share Purchase Agreement and related documents, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                                Accepted by:

OPTIONEE                                     XACCT TECHNOLOGIES LTD.

---------------------------------            ----------------------------------
Signature                                    By

---------------------------------            ----------------------------------
Print Name                                   Its

ADDRESS:                                     ADDRESS:
                                             12 Hachilazon St.
---------------------------------            Ramat Gan 52522, Israel
---------------------------------
---------------------------------


                                             ----------------------------------
                                             Date Received

                                   EXHIBIT D-1

                             XACCT TECHNOLOGIES LTD.

                             1998 STOCK OPTION PLAN

                       RESTRICTED SHARE PURCHASE AGREEMENT


     THIS AGREEMENT is made between ____________________________________ (the
"PURCHASER") and XACCT Technologies Ltd. (the "COMPANY") as of
__________________, ____.


                                    RECITALS

     (1) Pursuant to the exercise of the Options granted to Purchaser under the 1998 Stock Option Plan (the "PLAN") and pursuant to the Amended and Restated Share Option Agreement (the "OPTION AGREEMENT") dated __________________ by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase ___________________ of those shares which have not become vested under the vesting schedule set forth in EXHIBIT B to Option Agreement (the "UNVESTED SHARES") and the Board has approved such purchase.

     (2) As required by the Option Agreement, as a condition to Purchaser's election to exercise the option as to the Unvested Shares, Purchaser must execute this Restricted Share Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Options.

     1.   INSTALLMENT OBLIGATION. ESCROW AGREEMENT; VESTING

            (i) The payment of the amounts due pursuant to this Agrement and/or the installment obligation with respect to the Unvested Shares shall be made in accordance with the installment obligation executed by the Purchaser and attached herewith as EXHIBIT I, forming an integral part hereof (the "INSTALLMENT OBLIGATION")

            (ii) To insure the availability for delivery of Purchaser's Unvested Shares upon exercise by the Company of the Transfer Option under Section 2 below, Purchaser and the Company hereby irrevocably appoint the Company secretary, or any other person designated by the Company as Escrow Agent, and Purchaser further appoints and nominates such Escrow Agent as his attorney-in-fact to sell, assign and transfer unto the Company or to any other person as the Company may decide, such Unvested Shares, if any, transferred to the Escrow and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the share assignment duly endorsed in blank, attached hereto as EXHIBIT D-2. The Unvested Shares and share assignment(s) shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT D-3 hereto and forming an integral part hereof. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT D-4.

            (ii) The Company, or its designee and the Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

            (iii) Shares purchased herein shall vest (subject to continued employment of Purchaser with the Company) in accordance with the following schedule:

     --------------------------------- --------------------------------------
       NUMBER OF SHARES SUBJECT TO                VESTING SCHEDULE
               THE OPTIONS
     --------------------------------- --------------------------------------


     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------

     --------------------------------- --------------------------------------


     The vesting dates set forth above shall be accelerated at any time the vesting dates pursuant to the Option Plan are accelerated.

     2.   TRANSFER OPTION.

            (a) If (x) Purchaser fails to timely make any of the payments pursuant to the Installment Obligation or (y) Purchaser's status as an employee of the Company is terminated for any reason, including (without limitation) for Cause, death, or disability, the Unvested Shares, as of the date of such termination, at the Company's option, shall be either forfeited by the Company or transferred to the trust (the "TRUST") maintained by the Company in connection with its option program for its Israeli employees (in each case - the "TRANSFER OPTION"). Upon exercise of the Transfer Option, the portion of Purchaser's Installment Obligation incurred in connection with the Unvested Shares shall be canceled.

            (b) Upon the occurrence of a termination, the Company may exercise the Transfer Option by delivering personally or by registered mail, to the Escrow Agent, within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Transfer Option.

            (c) If the Company does not elect to exercise the Transfer Option conferred above by giving the requisite notice within the said ninety (90) days period, the Transfer Option shall terminate, and Purchaser shall be liable to promptly pay the Company all amounts due and outstanding at such time in respect of the Shares and any interest accrued thereon in accordance with the provisions of this Agreement, the Installment Obligation and the Company's Articles of Association.

            (d) The Transfer Option shall not apply to vested and fully paid for Shares.

     3. TRANSFERABILITY OF THE SHARES;

            (a) The Unvested Shares and/or Shares that the amounts due in respect thereof pursuant to this Purchase Agreement and/or the Installment Obligation are not fully paid, shall not be assigned, transferred or given as collateral or any right with respect to them may not be given to any third party whatsoever, by the Purchaser until such time that the Unvested Shares or any part thereof is fully vested and paid for.

            (b) The Transfer or sale of the Shares is subject to restrictions on transfer imposed by the Company's Articles of Association, the Option Plan and any applicable state and federal securities laws.

     4. OWNERSHIP, VOTING RIGHTS, DUTIES.

            (a) This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

            (b) Notwithstanding the above, it is hereby agreed that all dividends paid on account of the Unvested Shares shall be paid to the Escrow Agent who shall invest the funds (in case of cash dividends) in a manner that the Company and the Purchaser shall mutually agree upon from time to time. All the expenses and the costs of such investments (including without limitations bank fees, commissions, broker's fees etc.,) shall be borne by the Purchaser and may be deducted from the funds to be invested. The Escrow Agent shall release and transfer bonus shares and cash dividends (together with any accrued interest) upon the transfer of the Shares (or any part thereof) with respect to which same was distributed, in accordance with the instructions of (i) the Purchaser (in the event that the Shares are transferred to the Purchaser); or
(ii) the Company (if the Company exercises its Transfer Option.)

     5. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under the Company's Articles of Association and any applicable federal or state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     6. ADJUSTMENT FOR SHARE SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any share split, share dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

     7. NOTICES. Notices required hereunder shall be given in accordance with the provisions of Section 16 of the Amended and Restated Share Option Agreement.

     8. SURVIVAL OF TERMS. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     9. SECTION 83(B) ELECTION. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE"), to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Share Option, this may result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Options are exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Transfer Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) of the Code is attached hereto as EXHIBIT D-5 for reference.

         PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

     10. REPRESENTATIONS. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Israel.

     Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                   COMPANY

                   XACCT TECHNOLOGIES LTD.


                   ---------------------------------------------
                   By

                   ---------------------------------------------
                   Title


                   PURCHASER

                   ---------------------------------------------
                   Signature

                   ---------------------------------------------
                   Printed Name

                   ---------------------------------------------
                   Social Security Number


                   ADDRESS:

                   ---------------------------------------------

                   ---------------------------------------------

                                   EXHIBIT D-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                              (SHARE TRANSFER DEED)


     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _______________________,. ______________________ (__________)
Voting Ordinary Shares of XACCT Technologies Ltd. standing in my name of the books of said company represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said shares on the books of the within named company with full power of substitution in the premises.

     This Share Transfer Deed may be used only in accordance with the Restricted Share Purchase Agreement between XACCT Technologies Ltd. and the undersigned dated ______________, ____.


Dated: _______________, ____



                  Signature:
                              ------------------------------------


                         Name:
                              ------------------------------------




                  Witnessed by:
                              ------------------------------------


                         Name:
                              ------------------------------------


                         Date:
                              ------------------------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "transfer option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT D-3

                            JOINT ESCROW INSTRUCTIONS


________________, ______

Charles B. Gottlieb, Advocate

S. Friedman & Co, Advocate
3 Daniel Frisch Street
Tel Aviv, Israel


Dear ____________:

     As Escrow Agent for both XACCT Technologies Ltd. (the "COMPANY"), and the undersigned purchaser of Voting Ordinary Shares of the Company (the "PURCHASER"), you are hereby irrevocably authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Share Purchase Agreement ("AGREEMENT") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Transfer Option (as defined and set forth in the Agreement), the Company shall give to Purchaser and you a written notice specifying the number of shares to be transferred to the Trust, to the Company or to any other third party as may be directed by the Board of Directors of the Company (the "BOARD"). Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the share assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares to be transferred, to the Trust or its assignee, to the Company or to such other third party.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the share is held by you.

     4. Purchaser irrevocably authorizes the Company to deposit with you any dividends distributed by the Company (whether in cash or in kind) with respect to the Unvested Shares. Such funds (in case of cash dividends) shall be invested by you in accordance with a written instructions, signed by the Company and the Purchaser, received by you from time to time. All the expenses and the costs of such investments (including without limitations bank fees, commissions, broker's fees etc.,) shall be borne initially by the Purchaser and may be deducted from the funds to be invested. You shall release and transfer bonus shares and cash dividends (together with any accrued interest) upon the transfer of the Shares (or any part thereof) with respect to which same was distributed, in accordance with the instructions of
(i) the Purchaser- in the event that the Shares are transferred to the Purchaser or in accordance with his or her instructions; or (ii) the Company- if the Company exercises its Transfer Option.

     5. Upon written request of the Purchaser, unless the Company's Transfer Option has been exercised, and provided that all the amounts due with respect to the Vested Shares pursuant to this Purchase Agreement and/or the Installment Obligation have been fully paid, you will deliver to Purchaser a certificate or certificates representing so many Shares as are not then subject to the Company's Transfer Option. Within 120 days after cessation of Purchaser's continuous employment by the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of vested and fully paid for shares held or issued pursuant to the Agreement and not transferred pursuant to exercise of the Company's Transfer Option.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     8 You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith. Anything herein to the contrary notwithstanding, you shall not be liable for special, indirect or consequential loss or damage of any kind (including but not limited to lost profit) even if the you have been advised of the likelihood of such loss or damage and regardless of the form of action.

     9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     10. Your obligations as Escrow Agent are those specifically provided herein and you shall have no liability, or duty to inquire into, the terms and provisions of any agreement among the other parties hereto including the Agreement.

     11. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder. You shall not have any responsibility for the geniuses or validity of any document or other item deposited with you or of any signature thereon and shall not have any liability for acting in accordance with any written instructions or certificates given to you hereunder and believed by you to be properly signed.

     12. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     13. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall hold you harmless and indemnify you against any and all expenses, claims, losses, damages or liabilities (a "LOSS") that may be incurred by you arising out of or in connection with the performance of your obligation pursuant to this Agreement provided such Loss or action are not arising out of the gross negligence or willful misconduct on your part.

     14. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     15. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     16. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     17. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

THE COMPANY:                    XACCT Technologies Ltd.
                                12 Hachilazon Street
                                Ramat Gan, Israel
                                Attention:  Chief Financial Officer

                                       Or


                                XACCT Technologies Ltd.
                                2900 Lakeside Drive
                                Santa Clara, CA  95054 USA
                                Attention: Chief Financial Officer




                  PURCHASER:
                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                  Fax Number:
                                ------------------------------------------

                  E- Mail:
                                ------------------------------------------


                  ESCROW AGENT: Charles B. Gottlieb Advocate
                                S. Friedman & Co., Advocates and Notaries
                                3 Daniel Frisch Street
                                Tel Aviv, Israel


     17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     18. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     19. These Joint Escrow Instructions shall be governed by the internal substantive laws of the State of Israel.

                   XACCT TECHNOLOGIES LTD.


                   ---------------------------------------------
                   By

                   ---------------------------------------------
                   Title


                   THE PURCHASER

                   ---------------------------------------------
                   Signature

                   ---------------------------------------------
                   Typed or Printed Name


                   THE ESCROW AGENT

                   ---------------------------------------------
                   Company Secretary

                                   EXHIBIT D-4

                                CONSENT OF SPOUSE


     I, _______________________________, spouse of ___________________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of ____________________________, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
       ------------------------     --------------------------------------
                                    Signature

                                   EXHIBIT D-5

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                          TAXPAYER ID #:
          ------------------------                -------------------------

     ADDRESS:
             --------------------------------------------------------------

     IDENTIFICATION #:              TAXABLE YEAR:
                      ------------                -------------------------


     SPOUSE:                        TAXPAYER ID #:
          ------------------------                -------------------------

     ADDRESS:
             --------------------------------------------------------------

     IDENTIFICATION #:              TAXABLE YEAR:
                      ------------                -------------------------


2. The property with respect to which the election is made is described as follows: _____________ Voting Ordinary Shares (the "Shares") of XACCT Technologies Ltd. (the "Company").

3.   The date on which the property was transferred is: ______________________.

4.   The property is subject to the following restrictions:

     The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______________________.

6.   The amount (if any) paid for such property is: $______________________.

     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

     THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated:
      --------------------------           --------------------------------
                                           Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
      --------------------------           --------------------------------
                                           Spouse of Taxpayer




IN ADDITION TO KEEPING A COPY FOR YOURSELF, SEND ONE (1) COPY EACH TO THE COMPANY AND TO YOUR IRS SERVICE CENTER*:


THE COMPANY:                  INTERNAL REVENUE SERVICE:

XACCT TECHNOLOGIES LTD.       *The 83b election should be filed with the IRS
2900 LAKESIDE DRIVE           service center where you normally file your tax
SANTA CLARA, CA  95054 USA    return.  For residents of Alameda, San Mateo and
ATTENTION:  TREASURER         Santa Clara Counties, the address is:

                              INTERNAL REVENUE SERVICE CENTER
                              FRESNO, CA  93888

                                    EXHIBIT E

                             XACCT TECHNOLOGIES LTD.

                             1998 STOCK OPTION PLAN

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE :
               -------------------------------

COMPANY  :     XACCT TECHNOLOGIES LTD.

SECURITY :     VOTING ORDINARY SHARES

AMOUNT   :
               -------------------------------

DATE     :
               -------------------------------


     In connection with the purchase of the above-listed securities (the "SECURITIES"), the undersigned Optionee represents to the Company the following:

1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

2. Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act of 1933, as amended (the "SECURITIES ACT") and have not been registered under the Securities Act in reliance upon a specific exemption therefrom. Optionee further understands that the Securities may not be transferred in the United States for an indefinite period of time, unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that any receipt evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities in the United States, unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

3. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" in the United States acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold in the United States, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Securities do not qualify under Rule 701 at the time of grant, then the Securities may be resold in the United States only under certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an "affiliate" of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in section (1), (2), (3), and
     (4) of the paragraph immediately above.

4. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities in the United States other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                 Signature of Optionee:



                                 -------------------------------

                                 Date:
                                       -------------------------

     _________, ____, _________
     XACCT Technologies Ltd.
     12 Hachilazon Street
     Ramat Gan, Israel

                           RE: INSTALLMENT OBLIGATION

     Pursuant to the exercise of the Options granted to the undersigned under the Option Plan (the "PLAN") and pursuant to the Amended and Restated Share Option Agreement (the "OPTION AGREEMENT") dated ____________________ by and between the parties hereto with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, I hereby confirm and undertake as follows:

     1. The payment of the amounts due as a result of the early exercise of the options (the "PAYMENT") shall be made in installments in accordance with the following terms and conditions:

     (a) The Payment shall bear interest at the rate of 6.5% per annum (the "INTEREST") accumulating on an annual basis as of the date of exercise of such Options and until the date of actual payment. The Payment and any Interest accrued thereon shall be paid in cash or by check to the Escrow Agent (as such term is defined in the Restricted Share Purchase Agreement of even date among the parties hereto (the "PURCHASE AGREEMENT") upon the vesting date of each portion of the shares deposited in Escrow pursuant to the provisions of Section 1 (iii) of the Purchase Agreement.

     (b) Notwithstanding the above, the payment of the balance may be deferred by me, at my election, but not to a date later than the earlier of; (i) immediately prior to the delivery of the applicable certificate or certificates representing the Vested Shares (as such Term is defined in Section 2 (b) below), or any part thereof, to the me or to the broker designated by me in writing; or
(ii) the termination, for any reason, of my employment with the Company.

     2. I understand and agree as follows:

     (a) I may not make any early payment of any amount due under this Installment Obligation or pursuant to the Purchase Agreement without the prior written approval of the Company.

     (b) Until payment in full of the Payment and any Interest accrued thereon, the Shares (as such term is defined in the Plan) shall remain deposited in escrow, and, notwithstanding the provisions of the Joint Escrow Instructions, attached as EXHIBIT D-2 to the Option Agreement, and dated of even date, the Escrow Agent shall not be allowed to deliver any certificate or certificates representing Shares, even if these Shares are fully vested. Until all amounts due and outstanding in respect such Vested Shares (as defined below) pursuant to this Installment Obligation and /or the Purchase Agreement are fully paid for such Vested Shares shall be subject to the Company's Transfer Option. Shares with respect to which the vesting period has elapsed but which have not yet been paid for in full are referred to herein as the "VESTED SHARES".

     3. Furthermore and without derogating from the Company's right of forfeiture pursuant to the Company's Articles of Association, as may be amended from time to time (the "ARTICLES"), I hereby understand and agree that the Company shall have a first and paramount lien on every Share, , including a Vested Share, for all monies, payable in respect of that Share, as set forth herein. Such lien shall be in effect and may be exercised in accordance with the provisions of the Articles. Neither the provision of this Installment Obligation and the Purchase Agreement nor the Joint Escrow Instructions shall derogate from the Company's right to collect the full payment of all moneys payable in respect of any Share as provided herein and in the Articles. Notwithstanding anything to the contrary in the Company's Articles, I agree that if the Company exercises its Transfer Option or exercises such lien with respect to the Unvested Shares, I shall not be entitled to any monies paid to the Company in consideration for the resale of such Shares including the balance remaining after applying the net proceeds of any such sale, after payment of the costs thereof, toward satisfaction of my debts to the Company.

     4. Notwithstanding the above, upon the earlier of (i) termination of my employment with the Company, whether for Cause or not for Cause (as such term is defined in the Plan), or (ii) the elapse of five (5) year period commencing upon the date hereof all monies (including Interest) payable in respect to any Vested Share as set forth herein shall immediately be paid by me to the Company.

     6. All terms used herein and not otherwise defined shall have the meaning attached to them in the Purchase Agreement.



                                                            Sincerely yours,


                                                  ------------------------
                                                    signature

                                                  ------------------------
                                                    name

         Confirmed and Approved


         --------------------------------------
         XACCT Technologies Ltd.

                                      PROXY

     I, the undersigned being a Voting Ordinary shareholder of XACCT Technologies Ltd. ("the COMPANY"), do hereby appoint Charles B. Gottlieb, Adv., the trustee under the early exercise option arrangement, as my agent and proxy to: (i) vote on my behalf all my share holding in the Company; and (ii) receive on my behalf all notices relating to the Company including without derogation from the generality of the above any notices of any shareholders meeting (annual, general or extraordinary), first refusal rights, first offer rights, pre-emptive rights or any other rights under the Articles of Association or any agreement, and for as long as this Proxy is effective. Any notice received by Charles B. Gottlieb, Adv. shall be deemed received by the undersigned.

     I hereby instruct the Company to act according to this Proxy as detailed above and hereby declare that any right I may have as a holder of the Company's Voting Ordinary shares may be exercised only by Charles B. Gottlieb, Adv.

     This Proxy shall automatically expire upon the effectuation of an initial public offering of the Company's securities.

     Signature:
                        --------------------------------

     Name (printed):
                        --------------------------------

     Dated:
                        --------------------------------

     Witnessed by:


     Signature:
                        --------------------------------

     Name (printed):
                        --------------------------------

     Dated:
                        --------------------------------